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                                                                   Exhibit 10.9B

                        AMENDMENT TO OPERATING AGREEMENT

      This AMENDMENT TO OPERATING AGREEMENT is made and entered into this 22nd day of February, 1993, between DUBUQUE RACING ASSOCIATION, LTD., an Iowa nonprofit corporation, (hereinafter referred to as "DRA") and GREATER DUBUQUE RIVERBOAT ENTERTAINMENT COMPANY, L.C., an Iowa limited liability company, (hereinafter referred to as "Greater Dubuque").

      RECITALS:

      A. On this date, February 22, 1993, DRA and Greater Dubuque have signed an Operating Agreement setting forth their respective rights, duties and obligations with regard to excursion gambling boat gambling under Chapter 99F of the Iowa Code.

      B. DRA and Greater Dubuque have jointly agreed to amend and modify the terms of the Operating Agreement referred to in Recital A above.

      NOW, THEREFORE, IT IS AGREED that the February 22, 1993 Operating Agreement between the parties is amended as follows:

      1. Subparagraph (d) of paragraph 3 (Conditions Precedent to Contract) is amended to read as follows:

      (d) Greater Dubuque obtaining adequate financing, including invested equity capital, and providing evidence thereof acceptable to DRA by no later than March 4, 1993.

      2. Subparagraph (h) of paragraph 3 (Conditions Precedent to Contract) is amended to read as follows:

      (h) Greater Dubuque obtaining by no later than March 4, 1993, signed contracts, acceptable to both Greater Dubuque and DRA, in respect to the purchase or lease/purchase of gaming equipment and an excursion gambling boat having a passenger capacity acceptable to DRA.

      Except as specifically amended above, all of the provisions of the February 22, 1993 Operating Agreement shall remain in full force and effect.

      Dated this 22nd day of February, 1993.

                                        DUBUQUE RACING ASSOCIATION, LTD.

                                        By /s/ Norma Denlinger
                                           -------------------------------------
                                           Norma Denlinger, President


                                        By /s/ Sharon Finnin
                                           -------------------------------------
                                           Sharon Finnin, Treasurer


                                        GREATER DUBUQUE RIVERBOAT
                                        ENTERTAINMENT COMPANY, L.C.

                                        By /s/ Joseph P. Zwack
                                           -------------------------------------
                                           Joseph P. Zwack, Managing Member